POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE PRINCETON PRIVATE EQUITY FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, AND JOHN L. SABRE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of September, 2014.

/s/ Andrew Putterman

Andrew Putterman

Trustee

STATE OF MARYLAND

)

)

ss:

COUNTY OF MONTGOMERY

)

Before me, a Notary Public, in and for said county and state, personally appeared Andrew Putterman, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 8th day of October, 2014.

/s/ Matthew Curry

Notary Public

My commission expires: 2/26/18

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

WHEREAS, THE PRINCETON PRIVATE EQUITY FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), intends to file a Registration Statement on Form N-2 and will periodically file amendments to its Registration Statement with the SEC under the provisions of the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints JOANN M. STRASSER, DONALD S. MENDELSOHN, MICHAEL V. WIBLE, AND JOHN L. SABRE as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file the Trust’s Registration Statement on Form N-2, and any Amendment or Amendments thereto, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 12th day of December, 2014.

/s/ G. Mike Mikan

G. Mike Mikan

Trustee

STATE OF MINNESOTA

)

)

ss:

COUNTY OF  HENNEPIN

)

Before me, a Notary Public, in and for said county and state, personally appeared G. Mike Mikan, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 12th day of December, 2014.

/s/ Laura A. Post

Notary Public

My commission expires: 1/31/15